EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Synovus Financial Corp.


         We consent to the use of our report incorporated by reference herein.

         Our report refers to a change in the method of accounting for derivative instruments and hedging activities in 2001.

                                    /s/KPMG LLP



Atlanta, Georgia
March 5, 2003